                                                                    EXHIBIT 10.4


                         REGISTRATION RIGHTS AGREEMENT
                         -----------------------------

          REGISTRATION RIGHTS AGREEMENT, dated as of December 18, 1995, between International Wireless Communications, Inc., a corporation organized under the laws of Delaware (the "Company"), Electra Investment Trust P.L.C. ("EIT"), a corporation organized under the laws of England and Wales, and Electra Associates, Inc., a corporation organized under the laws of Delaware ("EAI," and together with EIT, "Electra"), and the individuals and entities listed on
Schedule 1 hereto (each such individual or entity, an "Investor," and together with Electra, the "Stockholders").

                             W I T N E S S E T H:

          WHEREAS, on the date hereof, each of the Stockholders has agreed to purchase, or exchange other securities for, shares (the "Preferred Shares") of Series F Preferred Stock (consisting of the Series F-1 Preferred Stock and the Series F-2 Preferred Stock), par value $.01 per share, of the Company (the "Series F Preferred Stock"), each as set forth opposite its name on Schedule I hereto; and

          WHEREAS, as a condition to the consummation of the purchase by the Stockholders of the Preferred Shares, the Company has agreed to provide certain registration rights pursuant to the terms of this Agreement; NOW, THEREFORE, in consideration of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. Definitions. For purposes of this Agreement, capitalized terms used herein shall have the meanings set forth in the preambles hereto and in this
Section 1.

          1.1 "Class A Holder" shall mean any Holder which has received, as of the date of any registration request, aggregate proceeds (net of selling expenses and fees and expenses of counsel), whether received by such Holder in the form of dividends, redemption payments or other distributions from the Company in respect of Registrable Securities, or upon the sale or other disposition of Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 under the Securities Act, equal to or in excess of one-half of the purchase price paid by such Holder for the Preferred Shares purchased by such Holder under the Securities Purchase Agreement.


          1.2 "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

          1.3 "Common Stock" shall mean the Common Stock of the character authorized on the date hereof or, in the case of a conversion, reclassification or exchange of such shares of such Common Stock, shares of the stock into or for which such shares of Common Stock shall be converted, reclassified or exchanged, and all provisions of this Agreement shall be applied appropriately thereto and to any stock resulting from any subsequent conversion, reclassification or exchange therefor.

          1.4 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.5 "Form S-3" means such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the Commission which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the Commission.

          1.6 "Holder" shall mean any holder of Registrable Securities, and for purposes of this Agreement holders of Series F Preferred Stock shall be treated as Holders of the Registrable Securities underlying such Series F Preferred Stock, and references to Registrable Securities held by such Holders shall include such underlying Registrable Securities; provided, however, that any Person who acquires any of the Registrable Securities in a distribution pursuant to a registration statement filed by the Company under the Securities Act or pursuant to a sale under Rule 144 under the Securities Act shall not be considered a Holder with respect to such securities.

          1.7 "Initiating Holders" shall mean the Holders of Registrable Securities representing at least twenty percent (20%) of the Registrable Securities then outstanding.

          1.8 "IPO" shall mean (i) the time at which the Company becomes a registered public company under the Exchange Act subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, or (ii) the first time at which an offering, whether primary or secondary, of Common Stock or options, warrants or other securities convertible into or exchangeable or exercisable for Common Stock, is registered pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any successor forms thereto) filed by the Company under the Securities Act or (iii) the merger of the Company into a corporation or other entity which at the time of such merger is required to file reports, proxy statements and other information with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. An Initial Public Offering will be deemed to be consummated (i) on the date such registration is declared effective by the Commission and (ii) in the case of a merger, upon the effectiveness of the merger.

          1.9 "Person" shall mean any individual, firm, corporation, limited liability company, partnership, trust, incorporated or unincorporated association, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

          1.10 "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement with the Commission in compliance with the Securities Act and applicable rules and regulations thereunder, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

          1.11 "Registrable Securities" shall mean the (i) the shares of Common Stock issued or issuable upon conversion of the Preferred Shares (including, without limitation, any shares of Series F-1 Preferred Stock into which any shares of Series F-2 Preferred Stock constituting Preferred Shares are converted) and (ii) any other shares of Common Stock acquired after the date of this Agreement, or shares of Common Stock issued or issuable upon conversion of securities acquired after the date of this Agreement, in each case pursuant to
Section 2.3 or 2.5 of the Stockholders' Agreement and held by the Stockholders and their Permitted Transferees (as defined in the Stockholders' Agreement) from time to time; provided, however, that any such Registrable Securities shall cease to be included within the definition of Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been sold as permitted by Rule 144 (or any successor provision) under the Securities Act, (c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of them shall not require registration of them under the Securities Act or (d) they shall have ceased to be outstanding.

          1.12 "Registration Expenses" shall mean all expenses incurred by the Company in compliance with this Agreement, excluding underwriters' discounts and commissions but including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, the compensation of regular employees of the Company and the fees and expenses of a single counsel for the Holders (provided such counsel shall also be counsel to the Company or the fees and expenses of such counsel payable by the Company in connection with any registration hereunder shall not exceed $50,000), all blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration.

          1.13 "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute enacted hereafter, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

          1.14 "Securities Purchase Agreement" shall mean that certain Securities Purchase Agreement, dated as of the date hereof, among the Company and the Stockholders, as amended from time to time.

          1.15 "Selling Expenses" shall mean all underwriting discounts and commissions applicable to the sale of Registrable Securities. "Stockholders' Agreement" shall mean that certain Fifth Amended and Restated Investor Rights Agreement, dated as of the date hereof, among the Company and the stockholders of the Company.

          1.16 "Stockholders' Agreement" shall mean that certain Fifth Amended and Restated Investor Right Agreement, dated as of the date hereof, among the Company and the stockholders of the Company.

     2.   Requested Registration.
          ----------------------

          2.1    Request for Registration. The Initiating Holders, by written
                 ------------------------
request to the Company, may require the Company to effect a registration (a "Demand Registration") with respect to Registrable Securities at any time after the earlier of (i) December 31, 1997 and (ii) the consummation of an IPO. If the Initiating Holders elect to exercise their rights as permitted by clause (i) above prior to an IPO, then in connection therewith the Company shall take (or prior thereto the Company shall have taken) all such actions as shall be necessary to effect a stock-split with respect to its shares of Common Stock such that, after giving effect to such stock-split and after giving effect to the distribution of the Registrable Securities contemplated by the IPO, the public float criteria with respect to a NASDAQ-NMS listed company shall be satisfied. Upon any such registration request, the Company shall:

                 (i) promptly give written notice of the proposed registration to all other Holders (the "Demand Registration Notice"); and

                 (ii) as soon as practicable but not later than sixty (60) days after receipt of the request from the Initiating Holders, use its best efforts and take all appropriate action to file such registration statement with the Commission, and shall use its best efforts and take all appropriate action to effect such registration as soon as possible following such filing (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the blue sky or other state securities laws reasonably requested by Initiating Holders (subject to the qualifications set forth in clauses (x) through (z) of Section 6.1(e) hereof) and appropriate compliance with applicable regulations issued under the Securities Act) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within thirty (30) days after receipt of the Demand Registration Notice; provided, however, that the Company shall not be
                          --------  -------
     obligated to effect, or to take any action to effect, any such registration pursuant to this Section 2 after the second of such registrations pursuant to this Section 2 have been declared or ordered effective.

Notwithstanding the foregoing, if the Company shall furnish to Holders requesting registration pursuant to this Section 2 a certificate signed Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, that the Company may not utilize this right more
                    --------
than once in any twelve-month period.

          2.2    Additional Shares to be Included. The registration statement
                 --------------------------------
filed pursuant to the request of the Initiating Holders may, subject to the provisions of Section 2.5 below, include (a) other securities of the Company (the "Additional Shares") which are held by Persons who by virtue of agreements with the Company are entitled to include their securities with the Holders referred to in Section 2.1 above (collectively, the "Other Stockholders"), and

(b) securities of the Company being sold for the account of the Company (the "Company Shares").

          2.3    Withdrawal of Registration. If the Initiating Holders inform
                 --------------------------
the Company by written notice that they are withdrawing their registration request made pursuant to Section 2.1 above and the Initiating Holders pay all of the Company's third party Registration Expenses with respect to such registration incurred to the date of such notice, then the registration statement need not be filed and all efforts pursuant to this Agreement will not count as a registration (or an exercise of rights) under this Section 2; provided, however, that (a) if at the time of such withdrawal, the Initiating
- --------  -------
Holders have learned of a material adverse change in the condition, business or prospects of the Company from that known to the Initiating Holders at the time of their request and have withdrawn the request with reasonable promptness following disclosure by the Company of such material adverse change, then the Initiating Holders shall not be required to pay any of such expenses and all efforts pursuant to this Agreement will not count as a registration (or an exercise of rights) under this Section 2, or (b) if the Company decides to proceed with the registration on its own behalf, or on behalf of Other Stockholders, then the Initiating Holders shall not be required to pay any of the Company's third party Registration Expenses and such registration will not count as a registration (or an exercise of rights) under this Section 2.

          2.4    Underwriting.
                 ------------

                 (a) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 2 and the Company shall include such information in the Demand Registration Notice, and such Demand Registration Notice shall also state that any registration pursuant to this Section 2 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein and subject to the limitations provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities he holds.

                 (b) The Company shall (together with all Holders and Other Stockholders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company, provided that a majority in interest of the Initiating Holders shall approve such selection in their sole discretion.

          2.5    Limitations on Shares to be Included. Notwithstanding any other
                 ------------------------------------
provision of this Section 2, if the representative of the underwriters advises the Company or the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten or that the inclusion of Additional Shares or Company Shares may adversely affect the sale price (of the shares to be registered) that may be obtained, then, first, the Company Shares
                                                     -----
shall be excluded from such registration to the extent so required by such limitation, second, the Additional Shares and Registrable Securities requested
            ------
to be included in such
registration held by the Class A Holders and Other Stockholders, if any, shall be excluded from such registration to the extent so required by such limitation, pro rata based upon the number of Additional Securities or Registrable Securities, as the case may be, which they have requested by included in such registration at the time of filing such registration statement, and third, if a
                                                                    -----
limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders (other than the Class A Holders) in proportion, as nearly practicable, to the respective amounts of Registrable Securities which they have requested to be included in such registration statement; provided, however, that
                                                         --------  -------
if at the time of such registration request the Common Stock of the Company shall be publicly traded and on each day on which the Common Stock is traded during the three-month period immediately preceding the date on which the Initiating Holders shall have requested such registration the Common Stock shall have a Daily Closing Price (as defined in Section 11 below) which is equal to or greater than $750 (as such number may be adjusted appropriately for stock splits, subdivisions, combinations, reclassifications or other recapitalizations), then first, the Company Shares shall be excluded from such
                         -----
registration to the extent so required by such limitation, and second, if a
                                                               ------
limitation of the number of shares is still required, the number of shares that may be included in the registration and underwriting shall be allocated among all Holders and Other Stockholders, in proportion, as nearly practicable, to the respective amounts of Registrable Securities or Additional Shares, as the case may be, which they have requested to be included in such registration at the time of filing such registration statement; provided, further, however, that in
                                            --------  -------  -------
any event the Holders shall be entitled to include not less than 27.77%/1/, of the shares being registered in such offering.

          If the Company or any Holder or Other Stockholder who has requested inclusion in such registration as provided above disapproves of the terms any such underwriting, such Person may elect to withdraw such Person's Registrable Securities, Additional Shares or Company Shares, as the case may be, therefrom by written notice to the Company, the underwriter and the Initiating Holders; provided, however, that if the Holders, in consultation with their financial and
- --------  -------
legal advisors, determines that such revocation would materially delay the registration or otherwise require a recirculation of the prospectus contained in the registration statement, then such Person shall have no such right to revoke its request. If the withdrawal of any Registrable Securities, Additional Shares or Company Shares, as the case may be, would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities, Company Shares or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company, the Holders and the Other Stockholders shall have an opportunity to include additional shares of Registrable Securities, Company Shares or Additional Shares, as the case may be, in the proportions discussed above.


__________________
/1/ Subject to adjustment based upon the aggregate number of shares of Series F Preferred Stock issued under the Securities Purchase Agreement.

     3.   Company Registration.
          --------------------

          3.1 If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising any demand registration rights, other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 (under the Securities Act) transaction, the Company will:

                 (a) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                 (b) the Company shall include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein (the "Piggy-back Registration"), all the Registrable Securities specified in a written request or requests made by any Holder within thirty (30) days after receipt of the written notice from the Company described in clause (a) above, except as set forth in Section 3.3 below. Such written request may specify all or a part of a Holder's Registrable Securities.

          3.2    Underwriting. If the registration of which the Company gives
                 ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 3.1(a). The right of any Holder to require registration pursuant to this Section 3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any Other Stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

          3.3    Limitations on Shares to be Included. With respect to Company
                 ------------------------------------
registrations or registrations effected by the Company for the account of a security holder or holders exercising any demand registration rights, notwithstanding any other provision of this Section 3, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation or elimination on the number of shares to be underwritten, the representative may (subject to the allocation priority set forth below) limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Holders of securities requesting registration.

                 (a) The number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first, to the
                                                                 -----
Company for securities being sold for its own account, second, among all Holders
                                                       ------
(other than Class A Holders, if any) requesting registration and third, among
                                                                 -----
all Other Stockholders (including those Stockholders exercising demand registration rights and on whose account the Company determined to register its securities pursuant to the exercise of such demand registration right, or otherwise) and Class A Holders, if any, in each case in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or Additional Shares, as the case may be, which they had requested to be included in such registration at the time of filing the registration statement;

provided, however, that if at the time of such registration request the Common
- --------  -------
Stock of the Company shall be publicly traded and on each day on which the Common Stock is traded during the three-month period immediately preceding the date on which the Holders shall have requested such registration the Common Stock shall have a Daily Closing Price (as defined in Section 11 below) which is equal to or greater than $750 (as such number may be adjusted appropriately for stock splits, subdivisions, combinations, reclassifications or other recapitalizations), then the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first, to
                                                                    -----
the Company for securities being sold for its own account, and second, among all
                                                               ------
Holders and Other Stockholders (including those Stockholders exercising demand registration rights and on whose account the Company determined to register its securities pursuant to the exercise of such demand registration right, or otherwise), in each case in proportion, as nearly as practicable, to the respective amounts of Registrable Securities or Additional Shares, as the case may be, which they had requested to be included in such registration at the time of filing the registration statement; provided, further, however, that in any
                                      --------  -------  -------
event the Holders shall be entitled to include not less than 27.77%/2/ of the shares (other than Company Shares) being registered in such offering.

                 (b) If any Holder or Other Stockholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter.

          3.4    Withdrawal from Registration. Any Holder requesting inclusion
                 ----------------------------
of Registrable Securities pursuant to this Section 3 may, at any time prior to the effective date of the registration statement relating to such registration, revoke such request by delivering written notice of such revocation to the Company. If the withdrawal of any Registrable Securities or Additional Shares would allow, within the marketing limitations set forth above, the inclusion in the underwriting of a greater number of shares of Registrable Securities or Additional Shares, then, to the extent practicable and without delaying the underwriting, the Company shall offer to the Holders and to the Other Stockholders an opportunity to include additional shares of Registrable Securities or Additional Shares, as the case may be, in the proportions discussed in Section 3.3 above.

          3.5    Termination or Withdrawal by Company. The Company shall have
                 ------------------------------------
the right to terminate or withdraw any registration initiated by it under this
Section 3 prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

     4.   Registration on Form S-3. In addition to the their rights set forth in
          ------------------------
Sections 2 and 3 above, if at any time (i) Initiating Holders request that the Company file a registration statement on Form S-3 (or any successor form thereto) for a public offering of all or any portion of the Registrable Securities held by such requesting Holder or Holders, and (ii) the Company is


__________________
/2/ Subject to adjustment based upon the aggregate number of shares of Series F Preferred Stock issued under the Securities Purchase Agreement.

a registrant entitled to use Form S-3 (or any successor form thereto) to register such securities, then the Company shall use its best efforts to register (including by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested in such request) under the Securities Act on Form S-3 (or any successor form thereto), for public sale in accordance with the method of disposition specified in such notice, the number of shares of Registrable Securities specified in such notice. Registrations effected pursuant to this Section 4 shall not be counted as demands for registration or registrations effected pursuant to Section 2 or 3, respectively.

     5.   Expenses of Registration. All Registration Expenses incurred in
          ------------------------
connection with the registration or qualification of, or compliance with, any registration statement under Sections 2, 3 or 4 of this Agreement, shall be borne by the Company. Each seller shall bear his or its own Selling Expenses with respect to the securities sold by him or it.

     6.   Registration Procedures.
          -----------------------

          6.1 In the case of each registration to be effected by the Company pursuant to this Agreement, the Company will keep each Holder advised in writing as to the initiation of each registration and all amendments thereto and as to the completion thereof, advise any such Holder, upon request, of the progress of such proceedings, use its best efforts to effect the registration of any Registrable Securities under the Securities Act, and will, at its expense:

                 (a) Prepare and file with the Commission a registration statement covering such Registrable Securities and use its best efforts to cause such registration statement to be declared effective by the Commission and to keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided,
                                                                 --------
however, that such one hundred twenty (120) day period shall be extended for a
- -------
period of time equal to the period the Holders refrain from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; provided, further, however,
                                                   --------  -------  -------
that the Company shall keep such registration effective for longer than one hundred and twenty (120) days (or such longer period if extended in accordance with the previous proviso), up to an additional period of one hundred twenty
(120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs, if the direct third party costs and expenses associated with such extended registration are borne by the selling Holders; provided, further,
                                                        --------  -------
however, that in the case of any registration of Registrable Securities on Form
- -------
S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period (or such longer period as provided above) shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, and the costs and expenses associated with such extended registration shall be borne by the Company; provided that (1) Rule 415
                                                     --------
under the Securities Act, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and (2) applicable rules and regulations under the Securities Act governing the obligation to file a post-effective amendment permit the incorporation by reference into the registration statement of information contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act, in lieu of filing a post-effective amendment which (y) includes any prospectus required by Section 10(a)(3) of the Securities Act or (z) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement;

                 (b) Subject to the provisos set forth in Section 6.1(a) above, prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such registration statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

                 (c) Furnish to each seller of Registrable Securities covered by such registration statement and each Holder two conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the Securities Act, in conformity with the requirements of the Securities Act, and such other documents, as such seller or Holder, as the case may be, may reasonably request;

                 (d) Promptly notify each seller of Registrable Securities covered by such registration statement and each Holder at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

                 (e) Use its best efforts (i) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such states of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (ii) to keep such registration or qualification in effect for so long as such registration statement remains in effect and (iii) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to (x) qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this clause
(e) be obligated to be so qualified, (y) subject itself to taxation in any such jurisdiction or (z) consent to general service of process in any such jurisdiction;

                 (f) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company and counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                 (g) Use its best efforts to list all such Registrable Securities registered in such registration on each securities exchange or automated quotation system on which the Common Stock of the Company is then listed, or, if the Common Stock of the Company is not then listed, to list all such Registrable Securities registered in such registration on the Nasdaq National Market, or any other securities exchange or automated quotation system on which the Company's Common Stock then qualifies for listing;

                 (h) Provide and cause to be maintained a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

                 (i) Enter into such customary agreements (including underwriting agreements in customary form and reasonably acceptable to the Company) and take all such other actions as the holders of a majority of the Registration Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                 (j) Make available for inspection by any seller of Registrable Securities and each Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney or accountant retained by any such seller, Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, Holder, underwriter, attorney or accountant in connection with such registration statement, which information shall be subject to reasonable restrictions concerning confidentiality and non-disclosure;

                 (k) Furnish to each selling Holder upon request a signed counterpart, addressed to the selling Holder, of

                      (i) an opinion of counsel for the Company, dated the effective date of the registration statement and in form reasonably acceptable to the Company and such Holder, and

                      (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants,
in the case of (i) and (ii) covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities;

                 (l) Furnish to each selling Holder upon request a copy of all correspondence from or to the Commission in connection with any such offering;

                 (m) In the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order; and

                 (n) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and, if required, make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

          6.2 In connection with the preparation and filing of each registration statement under this Agreement, the Company will give the Holders on whose behalf such Registrable Securities are to be registered and their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each such Holder such access to the Company's books and records and such opportunities to discuss the business of the Company with its officers, its counsel and the independent public accountants who have certified the Company's financial statements, as shall be necessary, in the opinion of such Holders or such underwriters or their respective counsel, in order to conduct a reasonable and diligent investigation within the meaning of the Securities Act, subject in all cases to the limitation on reimbursement of fees and expenses of such Holders' counsel provided in
Section 1.12 hereof. Without limiting the foregoing, each registration statement, prospectus, amendment, supplement or any other document filed with respect to a registration under this Agreement shall be subject to review and reasonable approval by the Holders registering Registrable Securities in such registration and by their counsel, subject in all cases to the limitation on reimbursement of fees and expenses of such Holders' counsel provided in Section
1.12 hereof.

     7.   Indemnification.
          ---------------

          7.1    Indemnification by the Company. In the event of any
                 ------------------------------
registration of any securities of the Company under the Securities Act, to the extent permitted by law, the Company will indemnify and hold harmless each Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder, and each underwriter, if any, and each Person who controls any underwriter, against all claims, losses, damages and liabilities, joint and several (or actions, proceedings or settlements in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based upon any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse each such Holder, each of its officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such
           --------  -------
case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission made in reliance upon and based upon written information furnished to the Company by such Holder or underwriter and expressly stated to be specifically for use therein.

          7.2    Indemnification by the Holders. To the extent permitted by law,
                 ------------------------------
each Holder will, if Registrable Securities held by such Holder are included in the securities as effected, indemnify the Company, each of its officers, directors, partners, employees, agents, attorneys and consultants, and each underwriter, if any, of the Company's securities covered by such a registration statement, each Person who controls the Company (other than such Holder) or such underwriter within the meaning of the Securities Act and the rules and regulations thereunder, each other Holder and each of their officers, directors, partners, employees, agents, attorneys and consultants, and each Person controlling such Holder, against all claims, losses, damages, expenses and liabilities, joint and several (or actions in respect thereof) arising out of or based upon any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, each of its officers, directors, partners, employees, agents, attorneys and consultants, each underwriter, each Person who controls the Company (other than such Holder) or such underwriter, each other Holder and each of their officers, directors, partners, employees, agents, attorneys and consultants and each Person controlling such Holder for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in or omitted from such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Holder with respect to such Holder and expressly stated to be specifically for use therein; provided,
                                                                --------
however, that the liability of any such Holder under this Section 7.2 shall be
- -------
limited to the amount of proceeds received by such Holder in the offering giving rise to such liability.

         7.3     Notices of Claims, Procedures, etc. Each party entitled to
                 ----------------------------------
indemnification under this Section 7 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided,
                                                                     --------
that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at the Indemnified Party's sole expense, provided, further, that the failure of any Indemnified Party to
              --------  -------
give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 7 unless such failure is prejudicial to the ability of Indemnifying Party to defend such claim or action. Notwithstanding the foregoing, such Indemnified Party shall have the right to employ its own counsel in any such litigation, proceeding or other action if (i) the employment of such counsel has been authorized by the Indemnifying Party, in its sole and absolute discretion, or (ii) the named parties in any such claims (including any impleaded parties) include any such Indemnified Party and the Indemnifying Party and the Indemnifying Party shall have been advised in writing (in suitable detail) by counsel to the Indemnified Party either (A) that there may be one or more legal defenses available to such Indemnified Party which are different from or additional to those available to the Indemnifying Party, or (B) that there is a conflict of interest by virtue of the Indemnified Party and the Indemnifying Party having common counsel, in any of which events, the legal fees and expenses of a single counsel for all Indemnified Parties with respect to each such claim, defense thereof, or counterclaims thereto, shall be borne by Indemnifying Party. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement (x) which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation, or (y) which requires action other than the payment of money by the Indemnifying Party. Each Indemnified Party shall cooperate to the extent reasonably required and furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

          7.4    Contribution. If the indemnification provided for in this
                 ------------
Section 7 shall for any reason be held by a court to be unavailable to an Indemnified Party under Section 7.1 or 7.2 hereof in respect of any loss, claim, damage or liability, or any action in respect thereof, then, in lieu of the amount paid or payable under Section 7.1 or 7.2, the Indemnified Party and the Indemnifying Party under Section 7.1 or 7.2 shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Indemnified Party and the Indemnifying Party, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations or
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Indemnified Party and the Indemnifying Party from the offering of the securities covered by such registration statement; provided, that for purposes of this
- --------
clause (ii), the relative benefits received by a selling Holder shall be deemed not to exceed the amount of proceeds received by such seller. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

     8.   Information by Holder. Each Holder shall furnish to the Company such
          ---------------------
information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall required in connection with any registration, qualification or compliance referred to in this Agreement.

     9.   Transfer or Assignment of Registration Rights. The rights with respect
          ---------------------------------------------
to any Registrable Securities to cause the Company to register such securities granted to a Holder by the Company under this Agreement may be transferred or assigned by a Holder, in whole or in part, to a transferee or assignee of at least 500 Registrable Securities, and, in such case, the Company shall be given written notice stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned. Any such transferee or assignee shall execute an agreement whereby such transferee or assignee agrees to be bound by all of the terms and conditions of this Agreement.

     10.  Reports Under Exchange Act. With a view to making available to the
          --------------------------
Holders the benefits of Rule 144 under the Securities Act and any other rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

                 (a) make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after ninety (90) days (or such shorter period as may then be permitted by the rules and regulations of the Commission in effect at such time) after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

                 (b) take such action, including the voluntary registration of its Common Stock under Section 12 of the Exchange Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective;

                 (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

                 (d) furnish to any Holder forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 under the Securities Act (at any time after ninety (90) days after the effective date of the first registration statement filed by the Company, or such shorter period as may be then permitted by the rules and regulations of the Commission in effect at such time), the Securities Act and the Exchange Act

(at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual and quarterly reports of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the Commission which permits the selling of any such securities without registration or pursuant to such form.

     11.  Daily Closing Price. For purposes of this Agreement, the "Daily
          -------------------
Closing Price" for each day shall be, as reported in The Wall Street Journal or, if not reported therein, as reported in another newspaper of national circulation chosen by the Board of Directors of the Corporation, the closing sales price or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, on the New York Stock Exchange Composite Tape, or if the Common Stock is not then listed or admitted to trading on the New York Stock Exchange, on the largest principal national securities exchange on which such stock is then listed or admitted to trading, or if not listed or admitted to trading on any national securities exchange, then the average of the last reported sales price for such shares in the over-the-counter market, as reported on the National Association of Securities Dealers Automated Quotation System, or, if such sales prices shall not be reported thereon, the average of the closing bid and asked prices so reported, or, if such bid and asked prices shall not be reported thereon, as the same shall be reported by the National Quotation Bureau Incorporated, or, if such firm at the time is not engaged in the business of reporting such prices, as furnished by any similar firm then engaged in such business and selected by the Company or, if there is no such firm, as furnished by any member of the National Association of Securities Dealers, Inc., selected by the Company.

     12.  No Inconsistent Agreements; Agreements by Stockholders. The Company
          ------------------------------------------------------
will not hereafter enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement. Without limiting the generality of the foregoing, the Company will not hereafter enter into any agreement with respect to its securities which grants or modifies any existing agreement with respect to its securities to grant to the holder of its securities (a) in connection with an incidental registration of such securities registration rights with equal or higher priority to the rights granted to the Holders under Sections 2 and 3 of this Agreement or (b) in connection with a demand registration the right to require registration of any of such holder's securities before the earlier of (i) the date on which the Holders shall have exercised any demand registration rights under Section 2 hereof or (ii) the date on which the Company shall have consummated an IPO and a period ending 6 months after any lock-up period applicable to the Holders of the Registrable Securities shall have terminated.

          In addition, the Company hereby covenants and agrees to cause all of its stockholders to which it grants (or has previously granted) registration rights to (i) acknowledge the priorities and limitations of inclusion of securities set forth in this Agreement and (ii) agree that in connection with any sale of securities registered on Form S-3 which includes Registrable Securities on behalf of any Holders, such other stockholder shall provide at least three (3) business days notice to the Holders of any intended sale of securities registered on such Form and shall afford the Holders an opportunity to participate in such sale, and further agree that no such sale by such other stockholder shall be effected unless the priorities and limitations set forth in Section 3.3(a) of this Agreement (without reference to the first paragraph of Section 3.3), as between the Holders and such other stockholder, are respected.

     13.  Benefits of Agreement; Successors and Assigns. This Agreement shall
          ---------------------------------------------
be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns, legal representatives and heirs. This Agreement does not create, and shall not be construed as creating any rights enforceable by any other Person.

     14.  Complete Agreement. This Agreement constitutes the complete
          ------------------
understanding among the parties with respect to its subject matter and supersedes all existing agreements and understandings, whether oral or written, among them. No alteration or modification of any provisions of this Agreement shall be valid unless made in writing and signed, on the one hand, by holders of at least seventy-five percent (75%) of the Registrable Securities then outstanding and, on the other, by the Company.

     15.  Section Headings. The section headings contained in this Agreement are
          ----------------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     16.  Notices. All notices, offers, acceptances and other communications
          -------
required or permitted to be given or to otherwise be made to any party to this Agreement shall be deemed to be sufficient if contained in a written instrument delivered by hand, first class mail (registered or certified, return receipt requested), telex, telecopier or overnight air courier guaranteeing next day delivery, if to the Company, to it at 400 South El Camino Real, Ste. 1275, San Mateo, California 94402, Attention: Mr. John D. Lockton, President, with a copy to Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, 600 Hansen Way, Second Floor, Palo Alto, California 94306, Attention: Brooks Stough, Esq., and if to any Holder, to the address of such Holder as set forth in the stock transfer books of the Corporation.

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if telecopied; and the next business day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Any party may change the address to which each such notice or communication shall be sent by giving written notice to the other parties of such new address in the manner provided herein for giving notice.

          17.  GOVERNING LAW; CHOICE OF FORUM. THIS AGREEMENT SHALL BE DEEMED TO
               ------------------------------
HAVE BEEN EXECUTED AND DELIVERED AT AND SHALL BE DEEMED TO HAVE BEEN MADE IN NEW YORK, NEW YORK. THIS AGREEMENT, AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND BE GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAW RULES OR PRINCIPLES). ANY LEGAL ACTION OR PROCEEDING WITH RESPECT HERETO SHALL ONLY BE BROUGHT IN THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION

AND DELIVERY OF THIS AGREEMENT, THE COMPANY HEREBY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS AND IRREVOCABLY WAIVES ANY DEFENSE OR CLAIM TO SUCH JURISDICTION WHICH EITHER OR BOTH MAY HAVE BASED, DIRECTLY OR INDIRECTLY, ON THE GROUNDS OF FORUM NON CONVENIENS. IF ANY ACTION IS COMMENCED IN ANY OTHER JURISDICTION, THE PARTIES HERETO HEREBY CONSENT TO THE REMOVAL OF SUCH ACTION TO THE SOUTHERN DISTRICT OF NEW YORK. THE COMPANY HEREBY IRREVOCABLY DESIGNATES CT CORPORATION SYSTEM, AS THE DESIGNEE, APPOINTEE AND AGENT, OF THE COMPANY TO RECEIVE, FOR AND ON BEHALF OF THE COMPANY, SERVICE OF PROCESS IN SUCH RESPECTIVE JURISDICTIONS IN ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR THE RIGHTS AND OBLIGATIONS HEREUNDER AND SUCH SERVICE SHALL BE DEEMED COMPLETED UPON DELIVERY THEREOF TO SUCH AGENT. IT IS UNDERSTOOD THAT A COPY OF SUCH PROCESS SERVED ON SUCH AGENT WILL BE PROMPTLY FORWARDED BY MAIL TO THE COMPANY AT ITS ADDRESS SET FORTH IN SECTION 16, BUT THE FAILURE OF THE COMPANY TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY AT ITS ADDRESS, SUCH SERVICE TO BECOME EFFECTIVE 30 DAYS AFTER SUCH MAILING. NOTHING HEREIN SHALL AFFECT THE RIGHT OF ELECTRA, OR ANY HOLDER OF ANY OF THE SECURITIES TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

     18.  Counterparts. This Agreement may be executed in two or more
          ------------
counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same agreement.

     19.  Severability. Any provision of this Agreement which is determined to
          ------------
be illegal, prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such illegality, prohibition or unenforceability without invalidating the remaining provisions hereof which shall be severable and enforceable according to their terms and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.

                                   INTERNATIONAL WIRELESS
                                     COMMUNICATIONS INC.



                                   By:_______________________________________
                                      Name:  Douglas Sinclair
                                      Title: Executive Vice President



                                   ELECTRA INVESTMENT TRUST P.L.C.



                                   By:_______________________________________
                                      Name:
                                      Title:



                                   ELECTRA ASSOCIATES, INC.



                                   By:______________________________________
                                      Name:
                                      Title:

          IN WITNESS WHEREOF, the parties have signed this Agreement as of the date first set forth above.

                                   INTERNATIONAL WIRELESS
                                     COMMUNICATIONS INC.



                                   By:__________________________________________
                                      Name:
                                      Title:


                                   ELECTRA INVESTMENT TRUST P.L.C.



                                   By:__________________________________________
                                      Name:  H A L H MUMFORD
                                      Title:  Authorized Signatory


                                   ELECTRA ASSOCIATES, INC.



                                   By:__________________________________________
                                      Name:  R. J. Lewis
                                      Title:  Director

          (Signature pages to the Registration Rights Agreement Continued)



                                   CENTRAL INVESTMENT HOLDING
                                   (B.V. I.) CO., LTD.
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name: Gilbert Ma
                                        Title: Senior Vice President

          (Signature pages to the Registration Rights Agreement Continued)



                                   TORONTO DOMINION INVESTMENTS, INC.
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:  Frederic Hawley
                                        Title:  Asst. Vice President

          (Signature pages to the Registration Rights Agreement Continued)



                                   MITSUI & CO., LTD.
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:  Rentaro Kohama
                                        Title: General Manager
                                               Information Business Development
                                               Div.
                                               Information Business Group

          (Signature pages to the Registration Rights Agreement Continued)



                                   MITSUBISHI CORPORATION
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:  Tsumeo Kitzura
                                        Title: General Manager
                                               Telecommunication & Broadcasting
                                               Business Div.

          (Signature pages to the Registration Rights Agreement Continued)



                                  MassMutual Corporate Value Partners Limited By Massachusetts Mutual Life Insurance Company as Investment Manager
                                  ----------------------------------------------



                                  By:___________________________________________
                                        Name:  Mark A. Ahmed
                                        Title:  Second Vice President

          (Signature pages to the Registration Rights Agreement Continued)



                                   Massachusetts Mutual Life Insurance Company
                                   ---------------------------------------------



                                   By:__________________________________________
                                        Name:  Mark A. Ahmed
                                        Title:  Second Vice President

       (Signature pages to the Registration Rights Agreement Continued)



                              __________________________________________________



                              By:_______________________________________________
                                   Name:
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)



                              __________________________________________________



                              By:_______________________________________________
                                   Name:  Jason Jenchang Wu
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)



                              The Emerging Markets Telecommunications Fund, Inc.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:
                                   Title:

        (Signature pages to the Registration Rights Agreement Continued)



                              Latin America Investment Fund, Inc.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Rachel Manney
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)



                              Latin America Equity Fund, Inc.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Rachel Manney
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)



                              C.I. Global Fund
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  David C. Pauli
                                   Title: Vice President/Fund Accounting

       (Signature pages to the Registration Rights Agreement Continued)



                              C.I. Latin American Fund
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  David C. Pauli
                                   Title: Vice President/Fund Accounting

       (Signature pages to the Registration Rights Agreement Continued)



                              Argentina Equity Investments Partnership
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)



                              C.I. Emerging Markets Fund
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Ray Chang
                                   Title: President & CEO

       (Signature pages to the Registration Rights Agreement Continued)



                              Latin America Capital Partners Limited
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Marie Woodall
                                   Title: Secretary

       (Signature pages to the Registration Rights Agreement Continued)



                              Vanguard Cellular Operating Corp.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Stephen R. Leeolou
                                   Title: Executive Vice President

       (Signature pages to the Registration Rights Agreement Continued)



                              Japan Associated Finance Co., Ltd.
                              --------------------------------------------------



                              By:_______________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President

       (Signature pages to the Registration Rights Agreement Continued)


                              JAFCO G-5 Investment Enterprise Partnership
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President
                                          Japan Associated Finance Co., Ltd.
                                          Its Executive Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              JAFCO R-1(A) Investment Enterprise Partnership
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President
                                          Japan Associated Finance Co., Ltd.
                                          Its Executive Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              JAFCO R-1(B) Investment Enterprise Partnership
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President
                                          Japan Associated Finance Co., Ltd.
                                          Its Executive Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              JAFCO R-2 Investment Enterprise Partnership
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President
                                          Japan Associated Finance Co., Ltd.
                                          Its Executive Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              U.S. Information Technology Investment
                              Enterprise Partnership
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Masaki Yoshida
                                   Title: President
                                          Japan Associated Finance Co., Ltd.
                                          Its Executive Partner

       (Signature pages to the Registration Rights Agreement Continued)


                              Northwood Ventures
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Peter G. Schiff
                                   Title: General Partner

       (Signature pages to the Registration Rights Agreement Continued)


                              Northwood Capital Partners LLC
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:  Peter G. Schiff
                                   Title: Chairman and CEO

       (Signature pages to the Registration Rights Agreement Continued)



                              Gateway Venture Partners III, L.P.
                              ------------------------------------------------
                              By:  Gateway Associates III, L.P.,
                                   its General Partner



                              By:_____________________________________________
                                   Name:  John S. McCarthy
                                   Title: General Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              RS & Co. IV, L.P.
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:
                                   Title: General Partner of RS & Co. Venture
                                          Partners IV, L.P., its General Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              Bayview Investors, Ltd.
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:
                                   Title:  Managing Director of Robertson,
                                           Stephens & Company Private Equity
                                           Group, L.L.C., its General Partner

       (Signature pages to the Registration Rights Agreement Continued)



                              Pavey Family Partners
                              ------------------------------------------------



                              By:_____________________________________________
                                   Name:   R.D. Pavey
                                   Title:  General Partner

       (Signature pages to the Registration Rights Agreement Continued)


                              _________________________________________________




                              By:______________________________________________
                                   Name:   Brooks Stough
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)


                              High Point Keller Limited Partnership
                              -------------------------------------------------



                              By:______________________________________________
                                   Name:   R. B. Keller
                                   Title:  President, High Point Management Inc.
                                           (General Partner)

       (Signature pages to the Registration Rights Agreement Continued)


                              _________________________________________________




                              By:______________________________________________
                                   Name:   Richard B. Keller II
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)


                              Richard B. Keller II, IRA, DLJSC as Custodian
                              -------------------------------------------------



                              By:______________________________________________
                                   Name:   Richard B. Keller II
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)


                              Harris Corporation
                              -------------------------------------------------



                              By:______________________________________________
                                   Name:   Ronald R. Spoehel
                                   Title:  Vice President - Corporate
                                           Development

       (Signature pages to the Registration Rights Agreement Continued)


                              _________________________________________________




                              By:______________________________________________
                                   Name:   Gary J. Morgenthaler
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)


                              _________________________________________________




                              By:______________________________________________
                                   Name:   Dixon R. Doll
                                   Title:

       (Signature pages to the Registration Rights Agreement Continued)


                              Drysdale Partners
                              -------------------------------------------------



                              By:______________________________________________
                                   Name:   George Drysdale
                                   Title:

                                  SCHEDULE I

                                                       TOTAL NUMBER OF
STOCKHOLDER                                            PREFERRED SHARES
- -----------                                            ----------------
Electra Investment Trust P.L.C.                                 24,000

Electra Associates Inc.                                          2,666

Central Investment Holding (B.V.I.) Co., Ltd.                   26,666

Toronto Dominion Investments, Inc.                              21,200

Mitsui & Co., Ltd.                                              13,333

Mitsubishi Corporation                                           6,666

MassMutual Corporate Value Partners Limited                      2,666

Massachusetts Mutual Life Insurance Company, Pension Management  1,333

Massachusetts Mutual Life Insurance Company, IFM Traditional     1,333

IW Fund                                                          2,666

Dr. Jason Wu                                                     1,066

The Emerging Markets Telecommunications Fund, Inc.                 386

The Emerging Markets Infrastructure Fund, Inc.                     386

Latin America Investment Fund, Inc.                                271

Latin America Equity Fund, Inc.                                    271

Latin America Capital Partners                                     311

Argentina Equity Investments Partnership                           311

C.I. Global Fund                                                   616

C.I. Emerging Markets Fund                                         306

C.I. Latin America Fund                                            231

Vanguard Cellular Operating Corporation                         10,600

                                                       TOTAL NUMBER OF
STOCKHOLDER                                            PREFERRED SHARES
- -----------                                            ----------------
JAFCO                                                               15

JAFCO G-5 Investment Enterprise                                     26

JAFCO R-1(A) Investment Enterprise                                  11

JAFCO R-1(B) Investment Enterprise                                  11

JAFCO R-2 Investment Enterprise                                     11

US Information Technology Investment Enterprise                     77

Northwood Ventures                                               1,190

Northwood Capital Partners LLC                                     228

Gateway Ventures Partners III, L.P.                              2,355

Bayview Investors, Ltd.                                             23

RS&Co. IV, L.P.                                                    131

Drysdale Partners                                                  107

Dixon Doll                                                          14

Gary J. Morganthaler                                                 7

The Pavey Family Partnership                                        15

Brooks Stough                                                        2

High Point Keller Limited Partnership                            5,016

Richard B. Keller II                                               224

Richard B. Keller II IRA, DLJSC as Custodian                        39

Harris Corporation                                               6,600